Exhibit 4
                                FORM OF WARRANT

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          BIOMARIN PHARMACEUTICAL INC.


     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. _______                                  Warrant to Purchase _______ Shares
May 16, 2001                                 of Common Stock, $0.001 Per Share




                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                          BIOMARIN PHARMACEUTICAL INC.,
                             a Delaware corporation
           Void after the date set forth in the first paragraph hereof


     This certifies that, for value received, ______________, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from BioMarin Pharmaceutical Inc., a Delaware corporation (the "Company"), ______ shares of Common Stock, $0.001 par value, of the Company (such class of stock being referred to herein as "Common Stock"), as constituted on May 16, 2001 (the "Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in Section 1 hereof, at the price of $13.10 per share (the "Purchase Price"). This Warrant must be exercised, if at all, prior to the earlier to occur of (i) the third anniversary of the Issue Date or (ii) the date of consummation of the acquisition of the Company (including, without limitation, any reorganization, merger or consolidation) that results in the stockholders of the Company immediately prior to such consummation date owning less than 50% of the voting power of the surviving entity or the date of consummation of the sale of all or substantially all of the assets of the Company or the date of dissolution or liquidation of the Company (each a "Change of Control Transaction"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "Warrant Shares." The term "Warrants" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     9. Exercise. This Warrant may be exercised at any time or from time to time, on any business day, for all or part of the full number of Warrant Shares during the period of time described above, by surrendering it at the principal office of the Company, 371 Bel Marin Keys Blvd., Suite 210, Novato, California 94949, with the subscription form in the form attached hereto duly executed, together with payment for the Warrant Shares to be purchased, payable in cash, cashier's check and/or wire transfer of immediately available funds. No other form of consideration shall be acceptable for the exercise of this Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise together with delivery of payment therefor as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the record holder of such shares as of the close of business on such date. As soon as practicable on or after such date, and in any event within 10 days thereof, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. Upon any partial exercise, the Company will issue and deliver to Holder a new Warrant with respect to the Warrant Shares not previously purchased. No fractional shares of Common Stock shall be issued upon exercise of a Warrant. In lieu of any fractional share to which Holder would be entitled upon exercise, the Company shall pay cash equal to the product of such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Company.

     10. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be duly authorized, validly issued and outstanding, fully paid and non-assessable. Holder shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof and any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     11. Transfer and Exchange. Subject to the restrictions set forth in Section 8.1(d), this Warrant and all rights hereunder are transferable, in whole but not in part, only with the prior approval of the Company, which consent shall not be unreasonably withheld. If such a proposed transfer is so approved, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

12.      Certain Adjustments.


     12.1 Adjustment for Reorganization, Consolidation, Merger. Other than in any case a Change of Control Transaction, in case of any reclassification of the Common Stock, or other securities issuable upon exercise of this Warrant, or in case of any reorganization of the Company (or, in each case, any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

     12.2 Adjustments for Dividends in Common Stock. If the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefore, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends.

     12.3 Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 4.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

     12.4 Accountants' Certificate as to Adjustment. In each case of an adjustment in the Purchase Price or shares of Common Stock receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. Any such certificate as prepared by the independent public accountants shall, upon delivery to the Holder, be conclusive evidence of the accuracy of such adjustment.

     13. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     14. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect exercise of the Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     15. Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation (other than a merger of a wholly owned subsidiary into the Company), or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall provide to the Holder, at least ten (10) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

16.      Investment Representation and Restriction on Transfer.

16.1     Securities Law Requirements.

     (a) By its acceptance of this Warrant, Holder hereby represents and warrants to the Company that this Warrant and the Warrant Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participations in or otherwise distributing the same. By acceptance of this Warrant, Holder further represents and warrants that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person, with respect to this Warrant or the Warrant Shares.

     (b) By its acceptance of this Warrant, Holder understands that this Warrant is not, and the Warrant Shares will not be, registered under the Securities Act of 1933, as amended (the "Act"), on the basis that the issuance of this Warrant and the Warrant Shares are exempt from registration under the Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Holder's representations and warranties set forth herein.

     (c) By its acceptance of this Warrant, Holder understands that the Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant and the Warrant Shares or an available exemption from registration under the Act, the Warrant and the Warrant Shares must be held indefinitely. In particular, Holder is aware that the Warrant and the Warrant Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of Rule 144 are satisfied. Among the conditions for use of Rule 144 are the availability of current information about the Company to the public, prescribed holding periods which will commence only upon Holder's payment for the securities being sold, manner of sale restrictions, volume limitations and certain other restrictions. By its acceptance of this Warrant, Holder represents and warrants that, in the absence of an effective registration statement covering the Warrant or the Warrant Shares, it will sell, transfer or otherwise dispose of the Warrant and the Warrant Shares only in a manner consistent with its representations and warranties set forth herein and then only in accordance with the provisions of
Section 8.1(d).

     (d) By its acceptance of this Warrant, Holder agrees that in no event will it transfer or dispose of any of the Warrants or the Warrant Shares other than pursuant to an effective registration statement under the Act, unless and until
(i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Holder or transferee, it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that (A) such transfer may be made without registration under the Act and (B) such transfer or disposition will not cause the termination or the non-applicability of any exemption to the registration and prospectus delivery requirements of the Act or to the qualification or registration requirements of the securities laws of any other jurisdiction on which the Company relied in issuing the Warrant or the Warrant Shares.

16.2      Legends; Stop Transfer.

     (a) All certificates evidencing the Warrant Shares shall bear a legend in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not with a view to distribution and may not be offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act.

     (b) The certificates evidencing the Warrant Shares shall also bear any legend required by any applicable state securities law.

     (c) In addition, the Company shall make, or cause its transfer agent to make, a notation regarding the transfer restrictions of the Warrant and the Warrant Shares in its stock books, and the Warrant and the Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the same or pursuant to and in compliance with the provisions of Section 3 and Section 8.1(d).

     17. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder and shall be deemed received five (5) business days after mailing.

     18. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     19. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

                     [Reminder of Page Intentionally Blank]

     20. Governing Law. This Warrant is delivered in California and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of such State; provided however, that to the extent that an issue of determination is one of corporation law, then the Delaware General Corporation Law shall govern.

                      BIOMARIN PHARMACEUTICAL INC.,
                      a Delaware corporation

                 By:  /s/ Raymond W. Anderson
                     ---------------------------------------------
                     Raymond W. Anderson, Chief Operating Officer

                                SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

     The undersigned, registered owner of this Warrant, irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock, $0.001 par value, of BioMarin Pharmaceutical Inc., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

DATED:  ______________


                         -------------------------------------------------------
                         (Signature of Registered Owner)

                         -------------------------------------------------------
                         (Street Address)

                         -------------------------------------------------------
                         (City)        (State)    (Zip)

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned, registered owner of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock, $0.001 par value, set forth below:

Name of Assignee                Address                           No. of Shares





     and     does     hereby     irrevocably      constitute     and     appoint
_________________________      _________________________________________________
Attorney to make such transfer on the books of BioMarin Pharmaceutical Inc., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

DATED:  ___________________

                                    --------------------------------------------
                                    (Signature)

                                    --------------------------------------------
                                    (Witness)

                          Schedule of Warrant Holders

------------------------------------------------- -----------------------
Warrant Holder                                      Number of Warrants
------------------------------------------------- ----------------------

BayStar Capital LP                                       21,164
------------------------------------------------- ----------------------
BayStar International Ltd.                               10,582
------------------------------------------------- ----------------------
equityfourlife (Bahamas) Ltd.                            95,238
------------------------------------------------- ----------------------
Perceptive Life Sciences Fund LP                         15,873
------------------------------------------------- ----------------------
MPM BioEquities Master Fund LP                           63,492
------------------------------------------------- ----------------------
Pequot Scout Fund L.P.                                   20,635
------------------------------------------------- ----------------------
Pequot Navigator Offshore Fund, Inc.                     11,111
------------------------------------------------- ----------------------
Caduceus Capital Trust                                   54,750
------------------------------------------------- ----------------------
Caduceus Capital II, LP                                  30,750
------------------------------------------------- ----------------------
PW Eucalyptus Fund, L.L.C.                               66,750
------------------------------------------------- ----------------------
PW Eucalyptus Fund, Ltd                                   6,750
------------------------------------------------- ----------------------
Franklin California Growth Fund- Class A (2)            142,857
------------------------------------------------- ----------------------
Franklin Biotechnology Discovery Fund (3)                95,238
------------------------------------------------- ----------------------
Orbitex Health & Biotechnology Fund (4)                  41,269
------------------------------------------------- ----------------------
Orbitex Life Science & Biotechnology Fund (5)             4,762
------------------------------------------------- ----------------------
Monument Medical Science Fund (6)                        17,460
------------------------------------------------- ----------------------
Ursus Capital L.P.                                       12,476
------------------------------------------------- ----------------------
Ursus Offshore Ltd.                                       3,397
------------------------------------------------- ----------------------
Biotech Value Plus Ltd.                                  15,873
------------------------------------------------- ----------------------
SCO Securities LLC                                       22,000
------------------------------------------------- ----------------------